PRUDENTIAL WORLD FUND, INC.
Prudential Emerging Markets Debt Local Currency Fund

(the “Fund”)

Supplement dated June 29, 2017 to the Currently Effective Prospectus and Summary Prospectus

Effective on or about June 30, 2017, Mariusz Banasiak will join David Bessey and Cathy L. Hepworth, CFA as a portfolio manager for the Fund. To reflect these changes, the Prospectus is revised as follows:

In the section of the Prospectus entitled “Fund Summary,” the sub-section entitled “Management of the Fund” is revised by deleting the portfolio manager table and substituting the new table appearing below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	David Bessey	Managing Director and Head of PGIM Fixed Income’s Emerging Markets Debt Team	March 2011
		Cathy L. Hepworth, CFA	Managing Director and an Emerging Market Sovereign Strategist/Portfolio Manager of PGIM Fixed Income’s Emerging Markets Debt Team	March 2011
		Mariusz Banasiak	Principal and Portfolio Manager for PGIM Fixed Income’s Emerging Markets Debt Team	June 2017

In the section of the Prospectus entitled “How the Fund is Managed,” the sub-section entitled “Portfolio Managers” is revised by adding the following professional biography for Mr. Banasiak:

Mariusz Banasiak is a Principal and Portfolio Manager for PGIM Fixed Income’s Emerging Markets Debt Team, responsible for developing emerging markets currency strategy. Mr. Banasiak is also a senior portfolio manager for the Emerging Markets hedge fund product. Prior to assuming his current position, Mr. Banasiak was a Vice President for PGIM Fixed Income’s Emerging Markets Debt Team, responsible for developing portfolio strategies on USD sovereign and local emerging market yield curves and currencies in the Europe, Middle East and Africa (EMEA) region. Previously, Mr. Banasiak was an Analyst for emerging market debt portfolios in the Portfolio Analyst Group of PGIM Fixed Income. Earlier, he was responsible for risk analysis and performance attribution for the firm’s proprietary portfolios. Mr. Banasiak joined PGIM Fixed Income in 2004.

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